UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2010

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 8.01             Other Events

As previously disclosed on the Form 8-K filed with the Commission on August 20, 2010, the Pennsylvania Department of Banking approved the conversion of Adams County National Bank, the wholly-owned subsidiary of ACNB Corporation, from a national banking association to a Pennsylvania state-chartered bank and trust company by letter dated August 17, 2010.  The conversion of Adams County National Bank took effect on October 4, 2010, and the Bank now operates under the name ACNB Bank.  Details of the conversion are explained more fully in the attached press release dated October 4, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated October 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: October 4, 2010	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President & Secretary

EXHIBIT INDEX

EXHIBIT NO.

99.1	Press release dated October 4, 2010.